SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2003

UNIVERSAL HOSPITAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-20086 (Commission File Number)	41-0760940 (IRS Employer Identification No.)

1250 Northland Plaza

3800 West 80th Street

Bloomington, Minnesota 55431-4442

(Address of principal executive offices)

(Zip Code)

952-893-3200

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits.

(c)	Exhibit.
99.1	Press release issued by Universal Hospital Services, Inc. on September 15, 2003.

Item 9.	Regulation FD Disclosure.

On September 15, 2003, Universal Hospital Services, Inc. issued a press release announcing it is pursuing a proposed recapitalization of the company. A copy of the press release is furnished herewith as an exhibit.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Hospital Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2003	UNIVERSAL HOSPITAL SERVICES, INC.

	By:	/s/ JOHN A. GAPPA
John A. Gappa Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Universal Hospital Services, Inc. on September 15, 2003.

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